UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  July 14, 2008

ACTIVISION BLIZZARD, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15839	95-4803544
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3100 Ocean Park Boulevard, Santa Monica, CA		90405
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (310) 255-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.              Results of Operations and Financial Conditions.

On July 14, 2008, Activision Blizzard, Inc. (the “Company”) issued a press release announcing preliminary net revenue for its fiscal first quarter ended June 30, 2008 and its net revenue and earnings per share outlook for future periods.

Item 9.01.              Financial Statements and Exhibits.

(d)  Exhibits

99.1         Press Release dated July 14, 2008 (furnished not filed)

Certain Information Not Filed.  The information in this Form 8-K and the Exhibit attached hereto pertaining to the Company’s results of operations or financial condition or otherwise provided in response to Item 2.02 of Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 14, 2008	ACTIVISION BLIZZARD, INC.

	By:	/s/ Thomas Tippl
Thomas Tippl
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated July 14, 2008 (furnished not filed)